EXHIBIT 99.1

                          INDEX TO FINANCIAL STATEMENTS

                              CFT CONSULTING, INC.

TABLE OF CONTENTS
INDEPENDENT AUDITORS' REPORT...................................................................................1

FINANCIAL STATEMENTS

Balance Sheets as of December 31, 1998 and June 30, 1999 (Unaudited)...........................................2

Statements of Operations for the Year Ended December 31, 1998 and for
    the Six Months Ended June 30, 1998 (Unaudited) and 1999 (Unaudited)........................................4

Statement of Changes in Stockholders' Equity for the
    Year Ended December 31, 1998...............................................................................5

Statement of Changes in Stockholders' Equity for the
    Six Months Ended June 30, 1999 (Unaudited).................................................................6

Statements of Cash Flows for the Year Ended December 31, 1998 and for
    the Six Months Ended June 30, 1998 (Unaudited) and 1999 (Unaudited)........................................7

Notes to Financial Statements .................................................................................9


                          INDEPENDENT AUDITORS' REPORT

Board of Directors
CFT Consulting, Inc.
Sarasota, Florida

We have audited the accompanying balance sheet of CFT Consulting, Inc. as of December 31, 1998, and the related statement of operations, changes in stockholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CFT Consulting, Inc. as of December 31, 1998, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ Eaton Honick Pellegrino & McFarland, P.A.

Sarasota, Florida
May 21, 1999

                              CFT CONSULTING, INC.
                                 Balance Sheets

                                                                                      JUNE 30, 1999
                                                       DECEMBER 31, 1998               (UNAUDITED)
                                                       -----------------            ------------------
ASSETS
   Current Assets
     Cash & cash equivalents                           $          71,211            $          514,311
     Marketable securities                                           670                           670
     Accounts receivable net of allowance
       for doubtful accounts                                   2,285,999                     3,467,115
     Advance - employees                                           6,909                             -
     Notes receivable - employees                                 14,524                        77,692
     Deferred tax asset                                           44,000                        56,700
                                                       -----------------            ------------------
       Total Current Assets                                    2,423,313                     4,116,488

   Property and Equipment,
     net of accumulated depreciation                             456,671                       473,226

   Other Assets
     Deposits                                                     20,651                        26,151
     Deferred tax asset                                           35,700                        51,500
     Organizational costs, net of amortization                         -                             -
                                                       -----------------            ------------------
         Total Other Assets                                       56,351                        77,651
                                                       -----------------            ------------------
TOTAL ASSETS                                           $       2,936,335            $        4,667,365
                                                       =================            ==================

                 See accompanying notes and accountant's report
                                      - 2 -

                              CFT CONSULTING, INC.
                           Balance Sheets (Continued)

                                                                                                  JUNE 30, 1999
                                                                   DECEMBER 31, 1998                (UNAUDITED)
                                                                   -----------------            ------------------
LIABILITIES
Current Liabilities
   Accounts payable                                                $         431,327            $          757,003
   Accrued expenses                                                           81,247                       931,742
   Accrued interest                                                           19,223                             -
   Deposits                                                                    8,296                         8,296
   Deferred tax liability                                                    293,000                       252,000
   Shareholder loan - short-term                                             440,523                       440,511
   Current portion - capital lease obligation                                 83,503                        74,158
   Short-term borrowings                                                   1,026,285                       765,562
   Income tax payable                                                        152,830                       469,343
                                                                   -----------------            ------------------
     Total Current Liabilities                                             2,536,234                     3,698,615

Long-Term Liabilities
   Capital lease obligations, net of current portion                          99,086                        68,964
   Notes payable, net of current portion                                       4,555                             -
   Deferred tax liability                                                     11,600                        21,000
                                                                   -----------------            ------------------
     Total Long-Term Liabilities                                             115,241                        89,964
                                                                   -----------------            ------------------
Total Liabilities                                                          2,651,475                     3,788,579

EQUITY
   Stockholders' Equity                                                      284,860                       878,786
                                                                   -----------------            ------------------
TOTAL LIABILITY AND
   STOCKHOLDERS' EQUITY                                            $       2,936,335            $        4,667,365
                                                                   =================            ==================

                 See accompanying notes and accountant's report

                              CFT CONSULTING, INC.
                            Statements of Operations

                                                                               FOR THE SIX           FOR THE SIX
                                                         FOR THE              MONTHS ENDED          MONTHS ENDED
                                                       YEAR ENDED             JUNE 30, 1998         JUNE 30, 1999
                                                    DECEMBER 31, 1998          (UNAUDITED)           (UNAUDITED)
                                                    -----------------          -----------           -----------
REVENUE
   Revenue                                            $   9,248,029         $      4,836,390       $     8,791,929

EXPENSES
   Operating expenses                                     9,643,796                4,419,669             7,722,895
                                                      -------------         ----------------       ---------------
     Income (loss) from operations                         (395,767)                 416,721             1,069,034

OTHER INCOME AND EXPENSES
   Interest income                                            6,774                    3,430                 3,333
   Interest expense                                         (81,241)                 (41,248)              (51,060)
   Other income                                               1,377                        -                25,461
   Loss on disposal of equipment                            (17,301)                  (1,452)              (58,586)
                                                      -------------         ----------------       ---------------
       Total other income and expense                       (90,391)                 (39,270)              (80,852)
                                                      -------------         ----------------       ---------------
       Income (loss) before income taxes                   (486,158)                 377,451               988,182

   Income tax benefit (expense)                              64,839                  150,000              (438,571)
                                                      -------------         ----------------       ---------------
NET INCOME (LOSS)                                     $    (421,319)        $        527,451       $       549,611
                                                      =============         ================       ===============

                 See accompanying notes and accountant's report

                              CFT CONSULTING, INC.
                  Statement of Changes in Stockholders' Equity
                      For the Year Ended December 31, 1998

                                         COMMON      ACCUMULATED    ADDITIONAL
                                          STOCK        DEFICIT    PAID-IN CAPITAL    TOTAL
                                       ----------    ----------   ---------------  ----------
Balance at December 31, 1997           $    2,132    $ (204,798)     $  529,749    $  327,083

Stock issuance to ESOP                         83             -         279,917       280,000
Stock options issuance                          -             -          99,096        99,096
Net loss                                        -      (421,319)              -      (421,319)
                                       ----------    ----------      ----------    ----------
Balance at December 31, 1998           $    2,215    $ (626,117)     $  908,762    $  284,860
                                       ==========    ==========      ==========    ==========

                 See accompanying notes and accountant's report

                              CFT CONSULTING, INC.
                  Statement of Changes in Stockholders' Equity
               For the Six Months Ended June 30, 1999 (Unaudited)

                                          COMMON      ACCUMULATED       ADDITIONAL
                                          STOCK         DEFICIT      PAID-IN CAPITAL       TOTAL
                                       ----------    ------------    ---------------   ------------
Balance at December 31, 1998           $    2,215    $   (626,117)     $    908,762    $    284,860

Stock options issuance                          -               -            44,315          44,315
Net income                                      -         549,611                 -         549,611
                                       ----------    ------------      ------------    ------------
Balance at June 30, 1999               $    2,215    $    (76,506)     $    953,077    $    878,786
                                       ==========    ============      ============    ============

                 See accompanying notes and accountant's report

                              CFT CONSULTING, INC.
                            Statements of Cash Flows
                      For the Year Ended December 31, 1998

                                                                                                FOR THE SIX      FOR THE SIX
                                                                            FOR THE            MONTHS ENDED     MONTHS ENDED
                                                                          YEAR ENDED           JUNE 30, 1998    JUNE 30, 1999
                                                                       DECEMBER 31, 1998        (UNAUDITED)      (UNAUDITED)
                                                                       -----------------        -----------      -----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                      $     (421,319)        $      527,451     $     549,611
   Adjustments to reconcile net income (loss) to net cash
   provided by (used in) operations:
       Amortization                                                               215                    108                 -
       Depreciation                                                           171,076                 76,280           133,541
       Deferred taxes                                                        (301,000)              (150,000)          (60,100)
       Loss on disposal of equipment                                           17,301                  1,452            58,586
       Common stock issued to ESOP                                            279,999                      -                 -
       Stock options issuance                                                  99,096                      -            44,314
       (Increase) decrease in operating assets:
         Accounts receivable                                                 (447,057)              (447,562)       (1,181,115)
         Employee advances                                                      3,091                  5,000             6,909
         Deposits                                                             (10,458)                     -            (5,500)
       Increase (decrease) in operating liabilities:
         Accounts payable                                                     120,052                (16,069)          325,676
         Accrued expenses                                                      38,433                      -           831,272
         Accrued income taxes                                                  64,508                (88,322)          316,513
         Deposits                                                                   -                  8,400                 -
                                                                      ---------------       ----------------    --------------
     NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES                     (386,063)               (83,262)        1,019,707

CASH FLOWS FROM INVESTING ACTIVITIES
   Purchase of property and equipment                                        (295,316)               (40,284)         (208,682)
   Proceeds from:
     Note receivable issuance                                                  (4,524)                     -           (63,168)
                                                                      ---------------       ----------------    --------------
   NET CASH USED IN INVESTING ACTIVITIES                                     (299,840)               (40,284)         (271,850)


                 See accompanying notes and accountant's report

                              CFT CONSULTING, INC.
                      Statements of Cash Flows (Continued)

                                                                                              FOR THE SIX           FOR THE SIX
                                                                        FOR THE               MONTHS ENDED          MONTHS ENDED
                                                                      YEAR ENDED              JUNE 30, 1998         JUNE 30, 1999
                                                                   DECEMBER 31, 1998           (UNAUDITED)           (UNAUDITED)
                                                                   -----------------        -----------------       --------------
CASH FLOWS FROM FINANCING ACTIVITIES
   Principal payments on long-term debt                                    (519,087)                 (387,723)            (265,278)
   Fixed assets acquired by capital lease obligations                       122,972                         -                    -
   Repayments of capital lease obligations                                  (55,924)                  (12,504)             (39,467)
   Shareholder loan payments                                                 (1,444)                   (7,501)                 (12)
   Proceeds from:
     Bank loans                                                             950,000                   330,073                    -
                                                                    ---------------         -----------------       --------------
   Net cash provided by (used in) financing activities                      496,517                   (77,655)            (304,757)

Net increase in cash                                                       (189,386)                 (201,201)             443,100

Cash and cash equivalents at beginning of year                              260,597                   260,597               71,211
                                                                    ---------------         -----------------       --------------
Cash and cash equivalents at end of year                            $        71,211         $          59,396       $      514,311
                                                                    ===============         =================       ==============
SUPPLEMENTARY INFORMATION

   Interest paid during the period                                  $        50,559         $          41,248       $            -
                                                                    ===============         =================       ==============
   Income taxes paid during the period                              $       171,654         $               -       $            -
                                                                    ===============         =================       ==============

                 See accompanying notes and accountant's report
                                      - 8 -

                              CFT CONSULTING, INC.
                          NOTES TO FINANCIAL STATEMENTS
                        For Year Ended December 31, 1998

NOTE A - ORGANIZATION

CFT Consulting, Inc. (CFT) was incorporated in the state of Florida on April 7, 1995. CFT provides computer consulting to a variety of customers nationwide.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

1.   BASIS OF PRESENTATION

     The accompanying financial statements are prepared using the accrual basis of accounting that recognizes revenues when earned and expenses when incurred.

2.   INTERIM FINANCIAL STATEMENTS

     The financial statements for the six month periods ended June 30, 1999 and 1998, and all related footnote information for these periods, are unaudited, and reflect all normal and recurring adjustments which are, in the opinion of management, necessary for a fair presentation of the financial position, operating results and cash flows for the interim period. The results of operation for the six months ended June 30, 1999 are not necessarily indicative of the results to be achieved for the entire fiscal year ending December 31, 1999.

3.   CASH AND CASH EQUIVALENTS

     For purposes of the statement of cash flows, cash equivalents include time deposits, certificates of deposit, and all highly liquid debt instruments with original maturities of three months or less.

4.   ALLOWANCE FOR DOUBTFUL ACCOUNTS

     The allowance for doubtful accounts is based on management's evaluation of outstanding accounts receivable at the end of year.

5.   INVESTMENT SECURITIES

     Management determines the appropriate classification of investment securities at the time they are acquired and evaluates the appropriateness of such classifications at each balance sheet date. The classification of those securities and the related accounting policies are as follows:

     Trading securities: Trading securities are held for resale in anticipation of short-term (generally 90 days or less) fluctuations in market prices. Trading securities are stated at fair value. Realized and unrealized gains and losses are included in income.

                              CFT CONSULTING, INC.
                          NOTES TO FINANCIAL STATEMENTS
                        For Year Ended December 31, 1998


NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

     Available-for-sale securities: Available-for-sale securities consist of marketable equity securities not classified as trading securities. Available-for-sale securities are stated at fair value, and unrealized holding gains and losses, net of the related deferred tax effect, are reported as a separate component of stockholders' equity.

     Dividends on marketable equity securities are recognized in income when declared. Realized gains and losses are included in income. Realized gains and losses are determined on the basis of the actual cost of the securities sold.

6.   PROPERTY AND EQUIPMENT

     Property and equipment are recorded at cost. Depreciation is provided by utilizing the double declining and straight-line methods over the estimated useful lives ranging from three to thirty-nine years.

7.   ORGANIZATIONAL COSTS

     Organizational costs were recorded at their estimated fair market value on the date that they were expended. Amortization is provided using the straight-line method over an estimated useful life of five years.

8.   INCOME TAXES

     Deferred income taxes are reported using the liability method. Deferred tax assets are recognized for deductible temporary differences and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

                              CFT CONSULTING, INC.
                          NOTES TO FINANCIAL STATEMENTS
                        For Year Ended December 31, 1998

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

9.   FINANCIAL INSTRUMENTS

     The following methods and assumptions were used by CFT to estimate the fair values of financial instruments as disclosed herein:

     Cash and equivalents: The carrying amount approximates fair value because of the short period to maturity of the instruments.

     Investments securities: The carrying amounts approximate fair value, which is based on quoted market prices.

10.  USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures.

     Accordingly, actual results could differ from those estimates.

NOTE C - ACCOUNTS RECEIVABLE

                                                                                    JUNE 30, 1999
                                                           DECEMBER 31, 1998         (UNAUDITED)
                                                           -----------------         -----------
Accounts receivable for CFT                                  $   2,406,582          $   3,824,021
Less allowance for doubtful accounts                               120,583                356,906
                                                             -------------          -------------
                                                             $   2,285,999          $   3,467,115
                                                             =============          =============
NOTE D - INVESTMENT SECURITIES

                                                                                    JUNE 30, 1999
                                                           DECEMBER 31, 1998         (UNAUDITED)
                                                           -----------------         -----------
Available-for-sale securities:

Marketable equity securities, at cost                        $         670          $         670
Unrealized gains (losses)                                                -                      -
                                                             -------------          -------------
Marketable equity securities, at fair market value           $         670          $         670
                                                             =============          =============

                              CFT CONSULTING, INC.
                          NOTES TO FINANCIAL STATEMENTS
                        For Year Ended December 31, 1998

NOTE E - NOTES RECEIVABLE

Note receivable from an employee due in 11 monthly
installments of $500 along with a lump sum payment
of $3,000 due July 1, 1999. The remaining principal to
be paid from bonuses in December 1999                                    $10,000

Note receivable from an employee due in monthly
installments of $2,000 beginning September 1998
until balance is paid                                                      4,524
                                                                       ---------
                                                                       $  14,524
                                                                       =========
NOTE F - PROPERTY AND EQUIPMENT
A summary of property and equipment is as follows:

                                                                             JUNE 30, 1999
                                                    DECEMBER 31, 1998         (UNAUDITED)
                                                    -----------------        -------------
         Automobiles                                  $      18,500          $      18,500
         Computers equipment                                378,253                530,219
         Furniture and equipment                            341,853                294,906
         Leasehold improvements                              46,202                 50,476
         Software                                            43,417                 46,532
                                                      -------------          -------------
                                                            828,225                940,633

         Less:  Accumulated depreciation                    371,554                467,407
                                                      -------------          -------------
                                                      $     456,671          $     473,226
                                                      =============          =============

NOTE G - ORGANIZATIONAL COSTS

                                                                             JUNE 30, 1999
                                                    DECEMBER 31, 1998         (UNAUDITED)
                                                    -----------------        -------------
Organizational costs                                  $       1,600          $       1,600
Less:  Accumulated amortization                               1,600                  1,600
                                                      -------------          -------------
                                                      $           -          $           -
                                                      =============          =============

                              CFT CONSULTING, INC.
                          NOTES TO FINANCIAL STATEMENTS
                        For Year Ended December 31, 1998

NOTE H - SHORT-TERM BORROWINGS
Short-term borrowings for CFT consisted of the following:

                                                                                                        JUNE 30, 1999
                                                                               DECEMBER 31, 1998         (UNAUDITED)
                                                                               -----------------        -------------
Note to bank, interest at prime plus .5%, payable quarterly, principal balance due December 31, 1999, collateralized by
all assets of CFT and is guaranteed by CFT's shareholders.                        $    500,000          $     250,000

Note payable, interest at 8.25%, principal balance due
April 6, 1999, collateralized by all assets of CFT and is
guaranteed by CFT's shareholders.                                                        2,613                      -

Line of credit, interest at prime plus .5%, payable monthly
principal balance due on demand, collateralized by
all assets of CFT and is guaranteed by CFT's shareholders.                              50,000                      -

Line of credit, interest at prime plus .5%, payable monthly
principal balance due on demand collateralized by
all assets of CFT and is guaranteed by CFT's shareholders.                             450,000                500,000
                                                                                  ------------          -------------
                                                                                     1,002,613                750,000

Current portion of long-term debt                                                       23,672                 15,562
                                                                                  ------------          -------------
                                                                                  $  1,026,285          $     765,562
                                                                                  ============          =============

NOTE I - LONG-TERM DEBT
Long-term debt for CFT consisted of the following:

                                                                                                        JUNE 30, 1999
                                                                               DECEMBER 31, 1998         (UNAUDITED)
                                                                               -----------------        -------------
Note to bank, interest at prime plus .5%, payable monthly
plus interest, principal balance due February 2, 2000
collateralized by all the assets of CFT.                                          $     28,227          $      15,562

Less current maturities                                                                 23,672                 15,562
                                                                                  ------------          -------------
                                                                                  $      4,555          $           -
                                                                                  ============          =============
Aggregate maturities required on long-term debt are as follows:
For the year ending December 31, 2000                                             $      4,555          $           -
                                                                                  ============          =============

                              CFT CONSULTING, INC.
                          NOTES TO FINANCIAL STATEMENTS
                        For Year Ended December 31, 1998

NOTE J - INCOME TAX MATTERS

Effective January 1, 1997 the shareholders of CFT elected to revoke CFT's tax status as an S corporation and to be taxed as a C corporation. This election resulted in the need to account for both accrued and deferred income taxes at the corporate level.

The net deferred tax asset (liability) of CFT consisted of the following components as of December 31, 1998:

Deferred tax assets relating to:
         Accounts payable                                   $    15,000
         Accrued vacation                                        29,000
         Stock option compensation                               35,700
Deferred tax liabilities relating to:
         Accounts receivable                                   (293,000)
         Property and equipment                                 (11,600)
                                                            -----------
Net deferred tax liability                                  $  (224,900)

The components giving rise to the net deferred tax asset (liability) described above have been included in the accompanying balance sheet of CFT as of December 31, 1998 as follows:

         Current assets                                     $    44,000
         Other assets                                            35,700
         Current liability                                     (293,000)
         Other liability                                        (11,600)
                                                            -----------
                                                              $(224,900)
                                                            ===========

Realization of deferred tax assets is dependent upon sufficient future taxable income during the period that deductible temporary differences are expected to be available to reduce taxable income.

The provision for income taxes for the year ended December 31, 1998, for CFT consisted of the following:

         Current income taxes                               $    236,161
         Deferred income taxes                                  (343,645)
                                                            ------------
         Total income taxes                                 $   (107,484)
                                                            ============

Cash payments for income taxes amounted to $83,331 for the year ended December 31, 1998. Income taxes were underpaid by approximately $152,830 at December 31, 1998. The underpayments are included in the accompanying balance sheet as a payable.

                              CFT CONSULTING, INC.
                          NOTES TO FINANCIAL STATEMENTS
                        For Year Ended December 31, 1998

NOTE K - TRANSACTIONS WITH RELATED PARTIES

1.   NOTE PAYABLE

     At December 31, 1998 the amount due to shareholders and included in notes payable was $440,523 with accrued interest of $19,223. The principal is due on demand. Interest is accrued at 8%.

2.   PROPERTY RENTAL

     CFT conducts its operations in leased facilities under a non-cancelable operating lease from TSA Licensing, Inc, a related party. The lease expires December 31, 2004. The rent is $12,500 per month for the period March 1, 1997, to December 31, 2004. In addition, CFT is responsible for property taxes, insurance, and general maintenance. Total rent paid was $150,000 for the year ended December 31, 1998.

     Future minimum lease payments required under the operating lease for the years ending December 31, are as follows:

              1999                                      166,800
              2000                                      166,800
              2001                                      178,250
              2002                                      178,250
              2003                                      189,757
              2004                                      189,757
                                                  -------------
              Total                               $   1,069,614

NOTE L - CAPITAL LEASES

CFT leases various leasehold improvements and equipment under capital leases. The capital leases in effect as of December 31, 1998, are scheduled to expire beginning in 2000 through 2003. At the expiration of the lease terms, CFT may exercise options to purchase the equipment for fair market value or a bargain value. Amortization of the leased property is computed by the straight-line or declining balance methods and has been included in depreciation. Based on items leased as of December 31, 1998, monthly lease payments are approximately $7,921. As of December 31, 1998, the gross amount of assets recorded under capital leases totaled $284,234. Accumulated amortization related to those assets totaled $95,778 as of December 31, 1998.

                              CFT CONSULTING, INC.
                          NOTES TO FINANCIAL STATEMENTS
                        For Year Ended December 31, 1998

NOTE L - CAPITAL LEASES - CONTINUED

The following leases have been determined to be capital leases to CFT and have been recorded as such in the financial statements:

DESCRIPTION                                     CURRENT           LONG-TERM
-----------                                     -------           ---------
WINR Business Credit, lease term 36
months, with monthly lease payments
of $1,420, ending February 2000.             $    15,920         $     3,724

WINR Business Credit, lease term 36
months, with monthly lease payments
of $2,407, ending February, 2000.                 26,371               5,575

WINR Business Credit, lease term 36
months, with monthly lease payments
of $1,399, ending July, 2001                      13,029              24,083

WINR Business Credit, lease term 60
months, with monthly lease payments
of $1,456, ending October, 2003                   15,274              63,089

WINR Business Credit, lease term 36
months, with monthly lease payments
of $1,239, ending February, 2000.                 12,909               2,615
                                             -----------         -----------

                                             $    83,503         $    99,086
                                             ===========         ===========

The following is a schedule of minimum lease payments, including interest and principal for the fiscal year ending December 31,

              1999                                             $    81,787
              2000                                                  42,612
              2001                                                  27,257
              2002                                                  17,466
              2003                                                  13,467
                                                               -----------
              Total                                            $   182,589

                              CFT CONSULTING, INC.
                          NOTES TO FINANCIAL STATEMENTS
                        For Year Ended December 31, 1998

NOTE M - EMPLOYEE STOCK OWNERSHIP PLAN

CFT has an Employee Stock Ownership Plan (ESOP) covering substantially all employees. CFT may contribute amounts as determined by the Board of Directors. At December 31, 1998 a total of 1,289,894 shares of CFT's common class A stock had been allocated to the plan. Any contributions of cash or company stock to the ESOP are reported as compensation expense equal to the amount of the contribution. Cash dividends paid on allocated shares of company stock are charged to retained earnings. Contributions for each year are allocated in the proportion that each such Participant's covered compensation bears to the total covered compensation of all such Participants for the year. The contribution expense was $280,000 for the year ended December 31, 1998.

NOTE N - CONCENTRATIONS OF RISK

CFT maintains cash accounts in a commercial bank. Accounts are guaranteed by the Federal Deposit Insurance Corporation (FDIC) up to $100,000 per bank. The bank balances of CFT Consulting, Inc. are categorized at December 31, 1998 as follows:

              Amount insured by FDIC                     $   100,000
              Unisured                                       173,063
                                                         -----------
              Total                                      $   273,063
                                                         ===========

NOTE O - CAPITAL STOCK

On November 8, 1997, the board of directors approved a new capital structure for CFT. The board also approved a six thousand to one stock split for all currently outstanding shares.

The capital stock of the corporation at December 31, 1998, was as follows:

CFT Consulting, Inc., Class A, voting common stock,
 .000167 par value, authorized 50,000,000 shares,
issued and outstanding 13,289,894 shares                     $        2,215

CFT Consulting, Inc., Class B, non-voting common
stock, $1 par value, authorized 10,000,000 shares,
issued and outstanding 0 shares                                           -

CFT Consulting, Inc., Class C, convertible voting and
participating preferred stock, par value, authorized
10,000,000 shares, issued and outstanding 0 shares                        -
                                                             --------------

                                                             $        2,215
                                                             ==============

                              CFT CONSULTING, INC.
                          NOTES TO FINANCIAL STATEMENTS
                        For Year Ended December 31, 1998

NOTE P - STOCK OPTION PLAN

On November 21, 1997, CFT adopted a stock option plan for officers and key employees. A maximum of 5,000,000 shares of common stock may be issued under the plan. The option price, number of shares and grant date are determined at the discretion of the stock option committee. The stock sold pursuant to granted options will be Class B, non-voting common stock having a $1 par value. The options may not be exercised until the officer or key employee has remained in the continuous employ of the corporation for a period of four years from the date such option was granted. Options granted under the plan are exercisable for a period not to exceed five years from the option grant date. 1,318,698 stock options were issued and outstanding at December 31, 1998.

Compensation expense for the stock option plan was determined based on the fair value of the options at the grant date consistent with the methodology prescribed under STATEMENT OF FINANCIAL STANDARDS NO. 123, "ACCOUNTING FOR STOCK-BASED COMPENSATION." The fair value of the options granted during 1998 was estimated using the minimum value method, using the following assumptions:

Risk-free interest rate                                     7.5%
Expected life (years)                                       4
Expected volatility                                         None
Expected dividends                                          None

A summary of the status of CFT's stock option plan as of December 31, 1998 is presented below:

                                                                    NUMBER               WEIGHTED-AVERAGE
                                                                   OF SHARES              EXERCISE PRICE
                                                                   ---------             -----------------
Granted                                                             1,464,698             $            .15
Exercised                                                                   -                            -
Canceled                                                             (146,000)                         .38
                                                              ---------------             ----------------
Outstanding at December 31, 1998                                    1,318,698                          .13

Exercisable at December 31, 1998                                            -

Available for issuance at December 31, 1998                         3,681,302


        EXERCISE                                            OUTSTANDING
          PRICE                                               SHARES

        $   .05                                                 775,698
            .10                                                 175,000
            .25                                                 304,500
            .50                                                  53,500
            .75                                                  10,000
                                                        ---------------
                                                              1,318,698

                              CFT CONSULTING, INC.
                          NOTES TO FINANCIAL STATEMENTS
                        For Year Ended December 31, 1998

NOTE Q - SUBSEQUENT EVENTS

As of the report date 1,446,198 stock options had been granted to employees.

NOTE R - EVENT (UNAUDITED) SUBSEQUENT TO THE DATE OF THE INDEPENDENT AUDITOR'S REPORT

On July 6, 1999, the Company was acquired by AnswerThink Consulting Group, Inc. (AnswerThink). Under the terms of the transaction, AnswerThink acquired all of the outstanding stock of the Company in exchange for cash and AnswerThink stock.